Summary of significant accounting policies	12 Months Ended
Dec. 31, 2013
Summary of significant accounting policies [Abstract]
Summary of significant accounting policies

2. Summary of significant accounting policies

(a) Basis of presentation and consolidation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"). The consolidated financial statements include the financial statements of the Company, and its subsidiaries. All inter-company transactions and balances between the Company and its subsidiaries have been eliminated upon consolidation.

Subsidiaries are consolidated from the date on which control is transferred to the Group and cease to be consolidated from the date on which control is transferred out of the Group. Where there is a loss of control of a subsidiary, the consolidated financial statements include the results for the part of the reporting year during which the Group has control.

Certain items reported in the prior year's consolidated financial statements have been reclassified to conform to the current year's presentation.

(b) Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes, and disclosure of contingent liabilities at the date of the consolidated financial statements. Estimates are used for, but not limited to, the selection of the useful lives of property and equipment and capital lease, allowance for doubtful debt associated with accounts receivable, other receivables and advances to suppliers, fair values of the purchase price allocation with respect to business combinations, revenue recognition for percentage of completion method, accounting for the share-based compensation, accounting for deferred income taxes and provision necessary for contingent liabilities. Management believes that the estimates utilized in preparing its consolidated financial statements are reasonable and prudent. Actual results could differ from these estimates.

(c) Fair value of financial instruments

Financial instruments include cash and cash equivalents, restricted cash, restricted deposit, accounts receivable, other deposits and prepayments, due from employees, due from related party, other receivables, investment in joint venture and other long-term investments, accounts payable, customer deposits, other payables and accrued liabilities, and borrowings. The carrying amounts of cash and cash equivalents, restricted cash, restricted deposit, accounts receivable, other deposits and prepayments, due from employees, due from related party, other receivables, accounts payable, customer deposits, other payables and accrued liabilities, and short-term bank borrowings approximate their fair value due to the short term maturities of these instruments. The Group is exposed to credit risk for financial assets and its maximum amount of loss in the event of non-performance by the counterparty is the recorded amount. The Group generally does not require collateral for its financial assets or liabilities, except as disclosed in Note 9, Note 10 and Note 11.

Investment in joint venture and other long-term investments have no quoted market prices and it is not practicable to estimate their fair value without incurring excessive costs. The Group reviews the investments for impairment whenever events or changes in circumstances indicate that the carrying amount may no longer be recoverable.

The carrying amounts of the long-term borrowings approximate their fair values because the stated interest rates approximate rates currently offered by financial institutions for similar debt instruments of comparable credit risk and maturities.

(d) Foreign currency translation

The Group's financial information is presented in U.S. dollars. The functional currency of the Company is U.S. dollars. The functional currency of the Company's subsidiaries in China Mainland is Renminbi ("RMB"), the currency of the PRC. The functional currency of the Company's subsidiaries other than those in China Mainland is U.S. dollars. Transactions by the Company's subsidiaries in China Mainland which are denominated in currencies other than RMB are remeasured into RMB at the exchange rate quoted by the People's Bank of China ("PBOC") prevailing at the dates of the transactions. Exchange gains and losses resulting from transactions denominated in a currency other than RMB are included in the consolidated statements of comprehensive income as exchange gains. The consolidated financial statements of the Company's subsidiaries have been translated into U.S. dollars in accordance with ASC 830, "Foreign Currency Matters". The China Mainland subsidiaries' financial information is first prepared in RMB and then is translated into U.S. dollars at period-end exchange rates as to assets and liabilities and average exchange rates as to revenue and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

The effects of foreign currency translation adjustments are included as a component of accumulated other comprehensive income in shareholders' equity.

	December 31, 2011	December 31, 2012	December 31, 2013

Year end RMB: US$ exchange rate	6.3009	6.2855	6.0969
Period average RMB: US$ exchange rate	6.4614	6.3124	6.1956

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into U.S. dollars at the rates used in translation.

(e) Cash and cash equivalents

The Group considers all highly liquid investments with original maturities of three months or less when purchased to be cash equivalents. The Group maintains bank accounts in China Mainland, Hong Kong and United States. The vast majority of China Mainland bank balances are denominated in RMB. Hong Kong and United States bank balances are denominated in U.S. dollars.

Cash includes cash on hand and demand deposits in accounts maintained with various state-owned and private banks within the PRC, Hong Kong and United States. Total cash in banks at December 31, 2013 amounted to US$587,119,126 (December 31, 2012: US$496,204,796), of which the vast majority of deposits are not covered by insurance. The Group has not experienced any losses in such accounts and management believes it is not exposed to any risks on its cash in bank accounts.

(f) Restricted cash and restricted deposit

The Group is required to maintain certain deposits with banks that provide mortgage loans to the Group's customers in order to purchase residential units from the Group (see Note 13). These balances are subject to withdrawal restrictions and totaled US$37,489,599 as of December 31, 2013 (December 31, 2012: US$36,597,624). The Group is also required to maintain certain deposits with banks and financial institutions that provide loans to the Group. As of December 31, 2013, the Group held US$119,806,902 (December 31, 2012: US$54,682,645) in its restricted cash accounts, representing funds received from loans, which were designated to finance permitted project development expenditures that are subject to approval by the lender. As of December 31, 2013, the Group also held US$ nil (December 31, 2012: US$25,971,305) in its restricted cash accounts as security for its short-term loans (see Note 9), held US$53,961,850 (December 31, 2012: US$28,478,244)in its restricted cash accounts and US$11,514,048 (December 31, 2012: US$11,168,562) in its restricted deposit accounts as security for its current portion of long-term loans (see Note 10),and held US$38,839,410 (December 31, 2012: US$ nil) in its restricted cash accounts as security for its other debts (see Note 11). These restricted cash deposits are not covered by insurance. The Group has not experienced any losses in such accounts and management believes it is not exposed to any risks on its cash in bank accounts.

(g) Real estate property development completed, under development and held for sale

Real estate properties consist of finished residential unit sites, commercial offices and residential unit sites under development. The Group leases the land for the residential unit sites under land use right leases with various terms from the PRC. Real estate property development completed, under development and held for sale are stated at the lower of carrying amounts or fair value less selling costs.

Expenditures for land development, including cost of land use rights, deed tax, pre-development costs and engineering costs, are capitalized and allocated to development projects by the specific identification method. Costs are allocated to specific units within a project based on the ratio of the sales value of units to the estimated total sales value times the total project costs.

Costs of amenities transferred to buyers are allocated as common costs of the project that are allocated to specific units as a component of total construction costs. For amenities retained by the Group, costs in excess of the related fair value of the amenities are also treated as common costs. Results of operations of amenities retained by the Group are included in current operating results.

 In accordance with ASC 360, "Property, Plant and Equipment" ("ASC 360"), real estate property development completed, under development and held for sale are subject to valuation adjustments when the carrying amount exceeds fair value. An impairment loss is recognized only if the carrying amount of the assets is not recoverable and exceeds fair value. The carrying amount is not recoverable if it exceeds the sum of the undiscounted cash flows expected to be generated by the assets.

When the profitability of a current project deteriorates due to a slowdown in the sales pace, reduction of pricing or some other factor, this indicates that there may be a possible future loss on delivery and possible impairment in the recoverability of the assets. Accordingly, the assets of such project are subsequently reviewed for future losses and impairment by comparing the estimated future undiscounted cash flows for the project to the carrying value of such project. If the estimated future undiscounted cash flows are less than the asset's carrying value such deficit will be charged as a future loss and the asset will then be written down to its estimated fair value.

The Group determines estimated fair value primarily by discounting the estimated future cash flows relating to the asset. In estimating the cash flows for a project, the Group uses various factors including (a) the expected pace at which the planned number of units will be sold, based on competitive market conditions, historical trends in sales pace and actual average selling prices of similar product offerings and any other long or short-term economic conditions which may impact the market in which the project is located; (b) the estimated net sales prices expected to be attained based on the current market conditions and historical price trends, as well as any estimated increases in future sales prices based upon the projected rate of unit sales, the estimated time gap between presale and expected delivery, the impact of government policies, the local and regional competitive environment, and certain external factors such as the opening of a subway line, school or factory; and (c) the expected costs to be expended in the future by the Group, including, but not limited to, construction cost, construction overhead, sales and marketing, sales taxes and interest costs.

The Group's determination of fair value requires discounting the estimated cash flow at a rate commensurate with the inherent risk associated with the assets and related estimated cash flow. The discount rate used in determining each project's fair value depends on the stage of development, location and other specific factors that increase or decrease the risk associated with the estimated cash flows.

The properties held for sale comprise of finished lots for single family home communities and custom homes located in Reno, Nevada, U.S., and finished condominium units located in Irvine, California, U.S., which were acquired in the second and third quarter of 2012, respectively.

For the years ended December 31, 2011, 2012 and 2013, the Group did not recognize any impairment for real estate property completed, under development and held for sale.

(h) Revenue recognition

Real estate sales are reported in accordance with the provisions of ASC 360, "Property, Plant and Equipment" and ASC 976, "Real Estate-Retail Land".

Percentage-of-completion method

 Revenue and profit from the sale of development properties is recognized by the percentage-of-completion method on the sale of individual units when the following conditions are met:

•	Construction is beyond a preliminary stage.

•	The buyer is committed to the extent of being unable to require a refund except for non-delivery of the unit.

•	Sufficient units have already been sold to assure that the entire property will not revert to rental property.

•	Sales prices are collectible.

•	Aggregate sales proceeds and costs can be reasonably estimated.

If any of the above criteria is not met, proceeds are accounted for as customer deposits until the criteria are met.

Due to PRC restrictions of mortgages to second home buyers, the Group introduced seller-financed contract arrangements in the third quarter of 2011. In the second half of 2012, execution of seller-financed contracts dropped significantly to the point that the Group did not offer seller-financed contracts to second home buyers starting in the fourth quarter of 2012. Under these seller-financed contract arrangements, the buyer pays the purchase price for the residential unit in installment payments ranging from six months to two years with the final payment to be made 30 days prior to the delivery of the property. These contracts generally require a 10% down payment upon contract execution date, the second payment of 20% within 30 days, a third payment of 30% to 40% six months after the contract date, and the final 30% to 40% payment 30 days before delivery.

 In 2013, PRC banks have tightened the distributions of mortgage loans to homebuyers. Therefore, mortgage loans for homebuyers have been subject to longer processing periods or even denied by the banks. The Group took the position that the processing periods of the contracts with underlying mortgage loans exceeding one year cannot be recognized as revenue under the percentage of completion method. As a result, the Group reversed contracted sales amounts of US$3.6 million related to sales contracts of 16 apartments when determining revenue to be recognized under the percentage of completion method.

Under the percentage of completion method, revenues from units sold and related costs are recognized over the course of the construction period, based on the completion progress of a project. In relation to any project, revenue is determined by calculating the ratio of incurred costs, including land use rights costs and construction costs, to total estimated costs and applying that ratio to the contracted sales amounts. Cost of sales is recognized by determining the ratio of contracted sales during the period to total estimated sales value, and applying that ratio to the incurred costs. Current period amounts are calculated based on the difference between the life-to-date project totals and the previously recognized amounts.

The effect of changes to total estimated contract cost or revenues, if any, are recognized in the period in which they are determined. Revenue recognized to date in excess of amounts received from customers is classified as current assets under real estate property under development. Amounts received from customers in excess of revenue recognized to date are classified as current liabilities under customer deposits. As of December 31, 2012 and December 31, 2013, the gross amounts received from customers in excess of revenues recognized were US$178.3 million and US$126.6 million, respectively.

Any losses incurred or forecast to occur on real estate transactions are recognized in the period in which the loss is first anticipated.

Full accrual method

Revenue from the sales of development properties where the construction period, the period from the construction permit award date to the unit delivery date is expected to be 12 months or less, or the construction period is expected to be longer than 12 months and sales prices are not certain to be collected is recognized by the full accrual method when the sale is consummated and the unit has been delivered and properties held for sale is recognized by the full accrual method at the time of the closing of an individual unit sale. This occurs when title to the property is transferred to the buyer. A sale is not considered consummated until (a) the parties are bound by the terms of a contract, (b) all consideration has been exchanged, (c) any permanent financing of which the seller is responsible has been arranged, (d) all conditions precedent to closing have been performed, (e) the seller does not have substantial continuing involvement with the property, and (f) the usual risks and rewards of ownership have been transferred to the buyer. In addition, the buyer's initial and continuing investment must be adequate to demonstrate a commitment to pay for the property, and the buyer's receivable, if any, must not be subject to future subordination. Sales transactions not meeting all the conditions of the full accrual method are accounted for using the deposit method in which all costs are capitalized as incurred, and payments received from the buyer are recorded as a deposit liability.

Revenues related to the projects in the U.S. are recognized under the full accrual method. For the year ended December 31, 2011, no revenues were recognized under the full accrual method. For the years ended December 31, 2012 and December 31, 2013, revenue was recognized in the amount of US$8.2 million and US$6.6 million for the sale of 311 finished lots and 185 acres of the Northern Nevada Land Portfolio and seven finished condominium units, respectively.

Real estate lease income is recognized on a straight-line basis over the terms of the tenancy agreements. Depreciation cost and maintenance cost of the property are recorded as the cost of rental income.

Other revenue includes services ancillary to the Group's real estate projects, including property management, landscaping and computer network engineering.

(i) Accounts receivable

Accounts receivable consists of balances due from customers for the sale of residential units in the PRC. These balances are unsecured, bear no interest and are due within a year from the date of the sale.

Accounts receivable are reviewed periodically as to whether their carrying value has become impaired. The Group considers the assets to be impaired if the collectability of the balances become doubtful. As of December 31, 2012 and 2013, there was no allowance for doubtful debts.

(j) Other receivables

Other receivables consist of various cash advances to unrelated companies and individuals with which the Group has business relationships.

Other receivables are reviewed periodically as to whether their carrying value has become impaired. The Group considers the assets to be impaired if the collectability of the balances becomes doubtful. As of December 31, 2012 and 2013, there was no allowance for doubtful debts.

(k) Deposits for land use rights

Deposits for land use rights consist of upfront cash payments made to local land bureaus to secure land use rights under executed land framework cooperation agreements or land use rights agreements.

Deposits for land use rights are reviewed periodically as to whether their carrying value has become impaired. The Group considers the assets to be impaired if the collectability of the balances become doubtful. There were no impairment losses for any periods presented.

(l) Advances to suppliers

Advances to suppliers consist of balances paid to contractors and vendors for services and materials that have not been provided or received and generally relate to the development and construction of residential units in the PRC. Advances to suppliers are reviewed periodically to determine whether their carrying value has become impaired. The Group considers the assets to be impaired if it is doubtful that the services and materials can be provided. As of December 31, 2012 and 2013, there was no allowance provided.

(m) Customer deposits

Customer deposits consist of amounts received from customers relating to the sale of residential units in the PRC. In the PRC, customers will generally obtain financing for the purchase of their residential unit prior to the completion of the project. The lending institution will provide the funding to the Group upon the completion of the financing rather than the completion of the project. The Group receives these funds and recognizes them as a current liability until the revenue can be recognized.

(n) Other payables

Other payables consist of balances for non-construction costs with unrelated companies and individuals with which the Group has business relationships.

(o) Real estate properties held for lease, net

Real estate properties held for lease are recorded at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Estimated useful lives of the real estate properties held for lease are 20-60 years.

Maintenance, repairs and minor renewals are charged directly to expenses as incurred. Major additions and improvements to the real estate properties held for lease are capitalized.

(p) Property and equipment, net

Property and equipment are recorded at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Estimated useful lives of the assets are as follows:

Aircraft	15 years
Vehicles	5 years
Furniture and fixtures	5 years

Maintenance, repairs and minor renewals are charged directly to expense as incurred unless such expenditures extend the useful life or represent a betterment, in which case they are capitalized.

(q) Long-term investments

The Group accounts for long-term investments in equities as follows:

Where the Group has significant influence over the investee, the Group applies the equity method of accounting accordance with ASC subtopic 323-10-20 ("ASC 323-10-20"), Investments-Equity Method and Joint Ventures. The reporting dates and accounting policies of the equity investee is the same as the Group. The investments in the equity investee is stated at cost, including the Group's share of the equity investee's net gain or loss, less any impairment in value. The Group recognizes in its consolidated statement of comprehensive income its share of the net income of the equity investees.

On October 21, 2013, the Group acquired a 51% equity interest in a joint venture, Shaanxi Zhongmao Economy Development Co., Ltd. ("Shaanxi Zhongmao"). There are only two shareholders in this joint venture, the Group and the founder of Shaanxi Zhongmao (collectively, the "joint venture shareholders"). According to the Shaanxi Zhongmao's articles of association, all significant decisions require unanimous consent of both the joint venture shareholders. Therefore, the joint venture shareholders exercise joint control over the joint venture. Based on the above, the Group accounts for its investment in the Shaanxi Zhongmao as joint venture under the equity method in accordance with ASC 323-10-20. Investment income or loss is recognized by the Group periodically according to 51% of the total net profit or loss generated by the equity investee.

In accordance with ASC subtopic 325-20 ("ASC 325-20"), Investments-Other: Cost Method Investments, where the Group has no significant influence, the investment is classified as other long-term investment and is carried under the cost method. Investment income is recognized by the Group when the investee declares a dividend and the Group believes it is collectible. The Group periodically evaluates the carrying value of its investment under the cost method and any decline in value is included in impairment of cost of the investment.

As of December 31, 2012 and 2013, the Group has a 1.85% investment in Henan Lianhe Real Estate Co., Ltd. The Group does not exercise significant influence over Henan Lianhe Real Estate Co., Ltd. and therefore, the Group accounts for the investment under the cost method. Investment income is recognized by the Group when the investee declares a dividend and the Group believes it is collectible.

(r) Capitalized interest

The Group capitalizes interest as a component of building construction costs in accordance with ASC 835, "Interest" ("ASC 835").

As a result of the total interest costs capitalized during the period, the interest expense for the years ended December 31, 2011, 2012 and 2013, was as follows:

	2011	2012	2013
	US$	US$	US$
Amortization of issuance cost related to other long term debt	319,779	319,779	640,565
Accretion of discount arising from warrants on Guaranteed Senior Secured Note	1,021,368	1,024,166	288,220
Interest expense on corporate aircraft capital lease	-	-	778,032
Interest on borrowings	25,174,427	18,359,710	36,515,162

Total interest costs	26,515,574	19,703,655	38,221,979
Less: total interest costs capitalized	(26,515,574)	(19,703,655)	(21,359,447)

Interest expense, net	-	-	16,862,532

(s) Retirement benefits

Regulations in the PRC require the Group to contribute to a defined contribution retirement plan for all permanent employees. Pursuant to the mandatory requirement from the local authority in the PRC, the retirement pension insurance, unemployment insurance, health insurance and housing fund were established for the employees during the term they are employed. For the years ended December 31, 2011, 2012 and 2013, the level of contribution to these funds for each employee was determined at 43% of their average salary determined by the Social Welfare Bureau. For the year ended December 31, 2013, the Group recorded expense in the amount of US$3,471,862 (2011: US$1,783,144; 2012: US$2,598,959).

(t) Distribution of earnings and reserve fund

The Company's ability to pay dividends is primarily dependent on the Company receiving distributions from its subsidiaries. The earnings reflected in the consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company's subsidiaries. In accordance with the PRC Company Law, the PRC subsidiaries are required to transfer 10% of their profit after tax, as determined in accordance with PRC accounting standards and regulations, to the statutory surplus reserve (the "SSR") until such reserve reaches 50% of the registered capital of the subsidiaries. Subject to certain restrictions set out in the PRC Company Law, the SSR may be distributed to stockholders in the form of share bonus issues to increase share capital, provided that the remaining balance after the capitalization is not less than 25% of the registered capital.

(u) Income taxes

The Group accounts for income tax using the balance sheet method. Deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, as well as unutilized net operating losses. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Group is able to realize their benefits, or that future utilization is uncertain. The Group assesses its need for valuation allowances by tax reporting unit by jurisdiction. Generally, each of the Group reportable operating segments is organized in a separate tax reporting unit in a single tax jurisdiction.

Interest and penalties arising from underpayment of income taxes is recognized according to the relevant tax law. The amount of interest expense to be recognized is computed by applying the applicable statutory rate of interest to the difference between the tax position recognized and the amount previously taken or expected to be taken in a tax return. Interest recognized in accordance with ASC 740-10, "Income Tax" ("ASC 740-10") is classified in the consolidated financial statements as interest expense, while penalties recognized in accordance with this Interpretation are classified in the consolidated financial statements as other expenses.

In accordance with the provisions of ASC 740-10, the Group recognizes in its consolidated financial statements the impact of a tax position if a tax return's position or future tax position is "more likely than not" to prevail (defined as a likelihood of more than fifty percent of being sustained upon audit, based on the technical merits of the tax position). Tax positions that meet the "more likely than not" threshold are measured (using a probability weighted approach) at the largest amount of tax benefit that has a greater than fifty percent likelihood of being realized upon settlement. The Group's estimated liability for unrecognized tax benefits is periodically assessed for adequacy and may be affected by changing interpretations of laws, rulings by tax authorities, certain changes and/or developments with respect to audits, and expiration of the statute of limitations. The outcome for a particular audit cannot be determined with certainty prior to the conclusion of the audit and, in some cases, appeal or litigation process. The actual benefits ultimately realized may differ from the Group's estimates. As each audit is concluded, adjustments, if any, are appropriately recorded in the Group's consolidated financial statements. Additionally, in future periods, changes in facts, circumstances, and new information may require the Group to adjust the recognition and measurement estimates with regard to individual tax positions. Changes in recognition and measurement estimates are recognized in the period in which the changes occur.

(v) Land Appreciation Tax ("LAT")

In accordance with the relevant taxation laws for real estate companies of the provinces in which the subsidiaries operate in the PRC, the local tax authorities levy LAT based on progressive rates ranging from 30% to 60% on the appreciation of land value, being the proceeds of sales of properties less deductible expenditures, including borrowing costs and all property development expenditures. LAT is prepaid based on a fixed percentage (varying by local tax jurisdiction) of customer deposits and is expensed when the related revenue is recognized, as explained at Note 2(h).

(w) Comprehensive income

Comprehensive income is defined as the changes in equity of the Group during a period from transactions and other events and circumstances excluding transactions resulting from investments by owners and distributions to owners. Among other disclosures, ASC topic 220, Comprehensive Income, requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. For each of the periods presented, the Group's comprehensive income includes net income and foreign currency translation adjustments and is presented in the consolidated statement of comprehensive income. The Group adopted ASU No. 2013-02, Comprehensive Income (Topic 220) ("ASU 2013-02") in February 2013. There was no material impact to the Group's consolidated financial statements upon adoption because there were no reclassifications out of accumulated other comprehensive income to net income for the periods presented.

(x) Advertising and promotion expenses

Advertising and promotion costs are expensed as incurred, or the first time the activity takes place, in accordance with ASC 720-35, "Advertising Costs". For the year ended December 31, 2013, the Group recorded advertising and promotion expenses of US$18,096,298 (2011: US$13,767,135; 2012: US$15,900,532).

(y) Leases

In accordance with ASC 840, "Leases", leases are classified at the inception date as either a capital lease or an operating lease. For the lessee, a lease is a capital lease if any of the following conditions exist: a) ownership is transferred to the lessee by the end of the lease term, b) there is a bargain purchase option, c) the lease term is at least 75% of the property's estimated remaining economic life or d) the present value of the minimum lease payments at the beginning of the lease term is 90% or more of the fair value of the leased property to the lessor at the inception date. A capital lease is accounted for as if there was an acquisition of an asset and an incurrence of an obligation at the inception of the lease.

On October 23, 2012, the Group entered into an agreement with Minsheng Hongtai (Tianjin) Aircraft Leasing Co., Ltd. to lease a corporate aircraft (see Note 12).The lease meets the transfer-of-ownership to the lessee criterion and is therefore, classified as a capital lease. The capital lease is measured at the commencement of the lease at an amount equal to the present value at the beginning of the lease term of minimum lease payments during the lease term excluding that portion of the payments representing executory costs (such as insurance, maintenance, and taxes to be paid by the lessor) including any profit thereon. During the lease term, each minimum lease payment is allocated between a reduction of the obligation and interest expense to produce a constant periodic rate of interest on the remaining balance of the obligation (the interest method). A leased asset is amortized in a manner consistent with the Group's normal depreciation policy for owned assets (see Note 5).

All other leases are accounted for as operating leases wherein rental payments are expensed as incurred.

For the year ended December 31, 2013, the Group recorded operating lease expenses of US$3,694,591 (2011: US$2,148,169; 2012: US$1,974,787).

(z) Property warranty

The Company and its subsidiaries provide customers with warranties which cover major defects of building structure and certain fittings and facilities of properties sold as stipulated in the relevant sales contracts. The warranty period varies from two months to three years, depending on different property components the warranty covers.

The Group regularly estimates potential costs for materials and labor with regard to warranty-type claims expected to be incurred subsequent to the delivery of a property. Reserves are determined based on historical data and trends with respect to similar property types and geographical areas. The Group regularly monitors the warranty reserve and makes adjustments to its pre-existing warranties, if any, in order to reflect changes in trends and historical data as information becomes available. The Group may seek recourse against its contractors or any related third parties if it can be demonstrated they are at fault. In addition, the Group withholds up to 5% of the contract cost from sub-contractors for periods of 2 to 5 years. These amounts are included in current liabilities, and are only paid to the extent that there has been no warranty claim against the Group relating to the work performed or materials supplied by the subcontractors. For the years ended December 31, 2011, 2012 and 2013, the Group had not recognized any warranty liability or incurred any warranty costs in excess of the amount retained from subcontractors.

(aa) Earnings per share

Earnings per share is calculated in accordance with ASC 260, "Earnings Per Share". Basic earnings per share is computed by dividing net income attributable to holders of common shares by the weighted average number of common shares outstanding during the period. Diluted earnings per common share reflects the potential dilution that could occur if securities or other contracts to issue common shares were exercised or converted into common shares. Common shares issuable upon the conversion of the convertible note, were included in diluted earnings per common share computation for the period during which they were outstanding, as they are considered participating securities. Contingent conversion price resets are accounted for in a manner similar to contingently issuable shares. Common share equivalents are excluded from the computation of diluted earnings per share if their effects would be anti-dilutive. The non-vested options granted with performance conditions are excluded in the computation of diluted EPS unless the options are dilutive and unless their conditions (a) have been satisfied at the reporting date or (b) would have been satisfied if the reporting date was the end of the contingency period.

(ab) TPG Private Placement

On September 19, 2013, the Company issued an aggregate of 12,000,000 of its common shares and a senior secured convertible note ("Convertible Note") with a principal amount of US$75,761,009 to TPG Asia VI SF Pte. Ltd. ("TPG Asia") upon completion of a private placement ("TPG Private Placement") pursuant to a securities purchase agreement dated August 26, 2013 among the Company, TPG Asia and the guarantors. The Company received gross proceeds of approximately US$32,880,000 from the issuance of its common shares.

The Convertible Note is convertible into the common shares at an initial conversion rate of US$3.00 per common share. The conversion rate is subject to adjustment upon the occurrence of certain events. A holder of the Convertible Note may convert the Convertible Note, at its option, in integral multiples of US$100,000 principal amount at any time prior to the maturity date, of September 19, 2018. Given that the Convertible Note is debt in its legal form and is not a derivative in its entirety, it has been classified as other long-term debt(see Note 11 Other long-term debt: Convertible Note).

The gross proceeds the Company received from the TPG Private Placement were approximately US$108,641,009. The Company anticipates using the proceeds, among other purposes, for land acquisitions and general corporate purposes to support its further development.

(ac) Treasury Shares

The Company accounted for shares repurchased as treasury shares at cost in accordance to ASC Subtopic 505-30 ("ASC 505-30"), "Treasury Shares". When the Company decides to retire the treasury shares, the difference between the original issuance price and the repurchase price may be allocated between additional paid in capital and retained earnings.

On May 26, 2011, the Board of Directors unanimously authorized management to repurchase up to US$10 million of the Company's shares (the "Share Repurchase Plan") within 12 months of the approval date. On June 19, 2012, the Company announced the 2012 Repurchase Program of US$20 million within 24 months of the approval date. On July 12, 2013, the Board of Directors unanimously authorized management to repurchase up to US$60 million of the Company's shares from the approval date to the end of 2015. The Board of Directors also agreed to review the Company's share repurchase program periodically and to adjust the amount authorized for repurchase as necessary. As of September 19, 2013, the Company had purchased a cumulative total of 14,264,896 treasury shares for a consideration of US$19,434,281 with a weighted average price of US$1.36 per share. On September 19, 2013, 12,000,000 out of the 14,264,896 treasury shares were issued to TPG Asia as part of the TPG Private Placement (see Note 2 (ab)) and the Company received gross proceeds of approximately US$32,880,000 from the issuance of the common shares. As of December 31, 2013, the Company had a remaining balance of 2,264,896 treasury shares amounting to US$3,085,481.

(ad) Senior Secured Notes

On May 3, 2013, the Company issued notes with an aggregate principal amount of US$200,000,000 due May 3, 2018 (the "May 2018 Senior Secured Notes") at a coupon rate of 13.25% per annum payable semi-annually. Interest is payable on May 3 and November 3 of each year, commencing November 3, 2013. Given that the May 2018 Senior Secured Notes is debt in its legal form and is not a derivative in its entirety, it has been classified as other long-term debt. The Company has evaluated and determined that there was no embedded derivative requiring bifurcation from the May 2018 Senior Secured Notes under the requirements of ASC 815 "Derivatives and Hedging". The embedded redemption options and repurchase features did not qualify for derivative accounting because the embedded derivatives were considered clearly and closely related to the characteristics of the May 2018 Senior Secured Notes. The May 2018 Senior Secured Notes were issued at par.

  On December 6, 2013, the Company issued notes with an aggregate principal amount of US$200,000,000 due June 6, 2019 (the "June 2019 Senior Secured Notes") at a coupon rate of 13% per annum payable semi-annually. Interest is payable on June 6 and December 6 of each year, commencing June 6, 2014. Given that the June 2019 Senior Secured Notes is debt in its legal form and is not a derivative in its entirety, it has been classified as other long-term debt. The Company has evaluated and determined that there was no embedded derivative requiring bifurcation from the June 2019 Senior Secured Notes under the requirements of ASC 815. The embedded redemption options and repurchase features did not qualify for derivative accounting because the embedded derivatives were considered clearly and closely related to the characteristics of the June 2019 Senior Secured Notes. The June 2019 Senior Secured Notes were issued at par.

(ae) Debt Issuance Costs

Debt issuance costs are capitalized as deferred charges and amortized over the life of the loan to which they relate using the effective interest method. The remaining debt issuance cost to be amortized as of December 31, 2013 amounted to US$9,048,940 (2012: US$104,196).

(af) Effect of change in estimate

Revisions in estimated gross profit margins related to percentage of completion revenues are made in the period in which circumstances requiring the revisions become known. During the year ended December 31, 2013, 10 real estate development projects (Shandong International City Garden, Shandong Xinyuan Splendid, Kunshan International City Garden, Henan Royal Palace, Xuzhou Colorful Garden, Henan Century East A, Henan Century East B, Zhengzhou International City Garden II, Zhengzhou Yipin Xiangshan Phase I, Zhengzhou Yipin Xiangshan Phase II), which recognized gross profits in 2012, had changes in their estimated gross profit margins. As of December 31, 2013, each of these projects has a percentage of completion at 83.6% or more. As the unit sales and selling prices were on an upward trend during the year ended December 31, 2013, the Group revised upwards its prior estimates related to selling prices and total estimated sales values in conjunction with the change in total estimated costs, which led to a decrease of the percentage sold and thus a decrease in the recognized costs. As a result of the changes in estimate above, gross profit, net income and basic and diluted earnings per share increased by US$54.3 million (2011: US$11.2 million, 2012: US$19.9 million), US$40.7 million (2011: US$8.4 million, 2012: US$14.9 million), US$0.28 per share (2011: US$0.06 per share, 2012: US$0.10 per share), US$0.27 per share (2011: US$0.06 per share, 2012: US$0.10 per share), respectively, for the year ended December 31, 2013.

(ag) Share-based compensation

The Group has adopted ASC 718 "Compensation-Stock Compensation", which requires that share-based payment transactions with employees, such as restricted shares or stock options, be measured based on the grant-date fair value of the equity instrument issued and the Company has elected to recognize compensation expense using the straight-line method for all stock options granted with service conditions that have a graded vesting schedule. The Company has a policy of using authorized shares in the existing pool to satisfy any future exercise of share options.

For options granted with performance conditions, share-based compensation expense is recognized based on the probable outcome of the performance condition. A performance condition is not taken into consideration in determining fair value of the non-vested shares granted.

(ah) Segment Reporting

In accordance with ASC 280 "Segment Reporting" ("ASC 280"), segment reporting is determined based on how the Group's chief operating decision maker reviews operating results to make decisions about allocating resources and assessing performance for the Group. According to the management approach, the Group operates in geographical segments. Therefore, each of its individual property developments is a discrete operating segment. The Group has aggregated its segments on a provincial basis as property development projects undertaken within a province have similar expected economic characteristics, type of properties offering, customers and market and regulatory environment (see Note 20).

(ai) Goodwill

Goodwill represents the excess of the purchase price over the amounts assigned to the fair value of the assets acquired and the liabilities assumed of an acquired business. In accordance with ASC 350, "Goodwill and Other Intangible Assets", recorded goodwill amounts are not amortized. The Group adopted Accounting Standards Update ("ASU") 2011-08, "Testing Goodwill for Impairment", to test goodwill for impairment. This ASU permits the Group to first assess qualitative factors to determine whether it is "more-likely-than-not" that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. If the Group determines, on the basis of qualitative factors, that the fair value of a reporting unit is more likely than not less than the carrying amount, a two-step impairment test is required. The Group also has an unconditional option to bypass the qualitative assessment in any period and proceed directly to performing the two-step impairment test.

(aj) Recent Accounting Pronouncements

In February 2013, the Financial Accounting Standards Board ("FASB") issued ASU 2013-04, "Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date" ("ASU 2013-04"). The objective of ASU 2013-04 is to provide guidance for the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation (within the scope of this guidance) is fixed at the reporting date. Examples of obligations within the scope of ASU 2013-04 include debt arrangements, other contractual obligations, and settled litigation and judicial rulings. ASU 2013-04 is effective for the Group for interim reporting periods beginning July 1, 2014, however, early adoption is permitted. The Group does not expect that the adoption of ASU 2013-04 will have a material impact on its financial statements.

In March 2013, the FASB issued Accounting Standards Update ("ASU") No. 2013-05 ("ASU 2013-05"), "Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity", which specifies that a cumulative translation adjustment ("CTA") should be released into earnings when an entity ceases to have a controlling financial interest in a subsidiary or group of assets within a consolidated foreign entity and the sale or transfer results in the complete or substantially complete liquidation of the foreign entity. For sales of an equity method investment that is a foreign entity, a pro rata portion of CTA attributable to the investment would be recognized in earnings when the investment is sold. When an entity sells either a part or all of its investment in a consolidated foreign entity, CTA would be recognized in earnings only if the sale results in the parent no longer having a controlling financial interest in the foreign entity. In addition, CTA should be recognized in earnings in a business combination achieved in stages. For public entities, ASU 2013-05 is effective for reporting periods beginning after December 15, 2013, with early adoption permitted. The Group will adopt ASU 2013-05 on January 1, 2014 and does not expect the adoption to have a material impact on its financial statements.

In July 2013, the FASB issued ASU No. 2013-11, Income Taxes (Topic 740) ("ASU 2013-11") to provide guidance on the financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, similar tax loss, or tax credit carryforward exists. This ASU requires an unrecognized tax benefit, or a portion of an unrecognized tax benefit, to be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward, with certain exceptions. The modifications to ASC Topic 740 resulting from the issuance of ASU 2013-11 are effective for fiscal years beginning after December 15, 2013 and interim periods within those years. Early adoption is permitted. The Group will adopt ASU 2013-11 on January 1, 2014. Starting January 1, 2014, the Group will present unrecognized tax benefit for net operating loss as deduction of deferred tax assets if applicable.